Exhibit 10.19
Subscription Agreement

To U.S. Dry Cleaning Corporation: I/we hereby subscribe for units of securities, each unit consisting of one share of common stock and one redeemable warrant to purchase one share of common stock, of U.S. Dry Cleaning Corporation (the “Company”), in the amounts and name(s) shown below. The signature(s) affixed below acknowledge(s) that I/we have received the Prospectus dated [________________].

I/we further acknowledge that my current residence is in the state of __________________.

Please Complete If You Are Using A Broker Dealer: The broker dealer through whom I am making this purchase is _____________________ (“Broker”).  This subscription represents my authorization to apply for payment of this subscription, the cash equivalent balance present on account in my/our name(s) at the Broker.

I/we understand that the Company will be relying on the above representations by me/us.

Please apply $___________ as payment for ____________ units at $2.50;
total $______________ and register the units in the following name(s) and amount(s):

(Please Print Name of Individual(s) or Trust Name)
Name(s):_____________________________________________________________________________________________________________

Number of unit(s):____________________________

As: (check one) □Individual     □Joint Tenancy     □Husband & Wife as community property
□Tenants in Common     □Corporation     □Trust     □ IRA     □Other: _________________________

For The Person(s) Who Will Be Registered Holder Of The Units:
Mailing Address (P.O. Box not Acceptable): _________________________________________________________________________________
City: _____________________________  State/Province:_______________ Zip/Post Code: __________________________________________
Home Phone:_____________________________ Work Phone:_________________________________________________________________
Social Security or Taxpayer ID Number(s): __________________________________________________________________________________

Please Complete If You Are Using An IRA Account:
Name of Firm: ________________________________________ Account Name: ___________________________________________________
Account Number: __________________   Address:__________________  State_____________  Zip Code: ______________________________

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No Subscription is effective until accepted by the Company and the Underwriter. The undersigned understands that this subscription may be accepted or rejected in whole or in part by the Company or the Underwriter in its sole discretion and that this subscription is and shall be irrevocable unless the Company or Underwriter for any reason rejects this subscription.
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Subscriber Signature	Date

Subscriber Signature	Date

Subscription Accepted by U.S. Dry Cleaning Corporation:

Robert Y. Lee, Chief Executive Officer	Date

Acknowledged by Underwriter:

US EURO Securities, Inc.

Michael Roy Fugler, Chairman	Date